EARNINGS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2016
EARNINGS PER SHARE [Abstract]
Basic and diluted earnings per share

Basic earnings per share (“EPS”) is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted average number of common shares and the impact of potentially dilutive common stock equivalents were excluded as their effects would be anti-dilutive.

All figures in USD ‘000 except share and per share amounts	Six months ended June 30,
	2016	2015
Numerator
Net Income	42,270	58,642
Denominator
Basic – Weighted Average Common Shares Outstanding	89,313,615	89,182,001
Dilutive – Weighted Average Common Shares Outstanding	89,313,615	89,182,001
Earnings per Common Share
Basic	0.47	0.66
Diluted	0.47	0.66